AGENDA CFO COMMENTARY AND FINANCIAL REVIEW SECOND QUARTER 2026 July 30, 2026 Exhibit 99.2

This presentation does not constitute an offer or invitation for the sale or purchase of securities and has been prepared solely for informational purposes. This presentation contains forward-looking statements within the meaning of the federal securities laws regarding Columbia Sportswear Company’s business opportunities and anticipated results of operations. Forward-looking statements generally relate to future events or our future financial or operating performance. In some cases, you can identify forward- looking statements because they contain words such as “may,” “might,” “will,” “would,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplate,” “believe,” “estimate,” “predict,” “likely,” “potential” or “continue” or the negative of these words or other similar terms or expressions that concern our expectations, strategy, plans or intentions. Unless the context indicates otherwise, the terms "we," "us," "our," "the Company," and "Columbia" refer to Columbia Sportswear Company, together with its wholly owned subsidiaries and entities in which it maintains a controlling financial interest. The Company's expectations, beliefs and projections are expressed in good faith and are believed to have a reasonable basis; however, each forward-looking statement involves a number of risks and uncertainties, including those set forth in this document, those described in the Company's Annual Report on Form 10-K and Quarterly Reports on Form 10-Q under the heading "Risk Factors," and those that have been or may be described in other reports filed by the Company, including reports on Form 8-K. Potential risks and uncertainties that may affect our future revenues, costs, earnings and performance and could cause the actual results of operations or financial condition of the Company to differ materially from the anticipated results expressed or implied by forward-looking statements in this document include: loss of key customer accounts; our ability to execute the ACCELERATE Growth Strategy; our ability to execute and realize costs savings related to our Profit Improvement Plan; our ability to effectively execute our business strategies, including initiatives to upgrade our business processes and information technology (“IT”) systems and investments in our DTC businesses; our ability to maintain the strength and security of our IT systems; the effects of unseasonable weather, including global climate change; the seasonality of our business and timing of orders; trends affecting consumer spending, including changes in the level of consumer spending, and retail traffic patterns; unfavorable economic conditions generally; the financial health of our customers and retailer consolidation; higher than expected rates of order cancellations; changes affecting consumer demand and preferences and fashion trends; changes in international, federal or state tax, labor and other laws and regulations that affect our business, including changes in corporate tax rates, tariffs, international trade policy and geopolitical tensions, or increasing wage rates; our ability to attract and retain key personnel; risks inherent in doing business in foreign markets, including fluctuations in currency exchange rates, global credit market conditions, changes in global regulation and economic and political conditions and disease outbreaks; volatility in global production and transportation costs and capacity and timing; our ability to effectively manage our inventory and our wholesale customers' to manage their inventories; our dependence on third-party manufacturers and suppliers and our ability to source at competitive prices from them or at all and our ability to import product; the effectiveness of our sales and marketing efforts; business disruptions and acts of terrorism, cyber-attacks or military activities around the globe; intense competition in the industry; our ability to establish and protect our intellectual property; and our ability to develop innovative products. The Company cautions that forward- looking statements are inherently less reliable than historical information. New risks and uncertainties emerge from time to time and it is not possible for the Company to predict all risks and uncertainties that could have an impact on the forward-looking statements contained in this presentation. Nothing in this presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake any duty to update any of the forward-looking statements after the date of this document to conform the forward-looking statements to actual results or to changes in our expectations. FORWARD-LOOKING STATEMENTS

Since Columbia Sportswear Company is a global company, the comparability of its operating results reported in U.S. dollars is affected by foreign currency exchange rate fluctuations because the underlying currencies in which it transacts change in value over time compared to the U.S. dollar. To supplement financial information reported in accordance with GAAP, the Company discloses constant-currency net sales information, which is a non-GAAP financial measure, to provide a framework to assess how the business performed excluding the effects of changes in the exchange rates used to translate net sales generated in foreign currencies into U.S. dollars. The Company calculates constant-currency net sales by translating net sales in foreign currencies for the current period into U.S. dollars at the average exchange rates that were in effect during the comparable period of the prior year. Management believes that this non-GAAP financial measure reflects an additional and useful way of viewing an aspect of our operations that, when viewed in conjunction with our GAAP results, provides a more comprehensive understanding of our business and operations. Free cash flow is a non-GAAP financial measure. Free cash flow is calculated by reducing net cash flow from operating activities by capital expenditures. Management believes free cash flow provides investors with an important perspective on the cash available for shareholders and acquisitions after making the capital investments required to support ongoing business operations and long-term value creation. Free cash flow does not represent the residual cash flow available for discretionary expenditures as it excludes certain mandatory expenditures. Management uses free cash flow as a measure to assess both business performance and overall liquidity. Non-GAAP financial measures, including constant-currency net sales and free cash flow, should be viewed in addition to, and not in lieu of or superior to, our financial measures calculated in accordance with GAAP. The Company provides a reconciliation of non-GAAP measures to the most directly comparable financial measure calculated in accordance with GAAP in the back of this presentation in the “Appendix”. The non-GAAP financial measures and constant-currency information presented may not be comparable to similarly titled measures reported by other companies. REFERENCES TO NON-GAAP FINANCIAL INFORMATION GLOSSARY OF PRESENTATION TERMINOLOGY DTC DTC.com DTC B&M y/y U.S. LAAP EMEA SG&A EPS bps direct-to-consumer DTC e-commerce DTC brick & mortar year-over-year United States Latin America and Asia Pacific Europe, Middle East and Africa selling, general & administrative earnings per share basis points “+” or “up” “-” or “down” LSD% MSD% HSD% LDD% low 20% mid 30% high 40% increased decreased low-single-digit percent mid-single-digit percent high-single-digit percent low-double-digit percent low-twenties percent mid-thirties percent high-forties percent “$##M” “$##B” c.c. M&A FX ~ H# Q# YTD in millions of U.S. dollars in billions of U.S. dollars constant-currency mergers & acquisitions foreign currency exchange approximately First half, second half Quarter 1, 2, 3, 4 Year-to-date

Columbia Sportswear Company

WE CONNECT ACTIVE PEOPLE WITH THEIR PASSIONS

ACCELERATE PROFITABLE GROWTH

CREATE ICONIC PRODUCTS
Differentiated, Functional, Innovative

DRIVE BRAND ENGAGEMENT
Increased, Focused Demand Creation Investments

ENHANCE CONSUMER EXPERIENCES
Invest in Capabilities to Delight and Retain Consumers

AMPLIFY MARKETPLACE EXCELLENCE
Digitally-Led, Omni-Channel, Global

EMPOWER TALENT THAT IS DRIVEN BY OUR CORE VALUES

Through a Diverse and Inclusive Workforce









Columbia | SOREL | MOUNTAIN HARDWEAR | prAna

CAPITAL ALLOCATION PRIORITIES DEPENDENT UPON OUR FINANCIAL POSITION, MARKET CONDITIONS AND OUR STRATEGIC PRIORITIES, OUR CAPITAL ALLOCATION APPROACH INCLUDES: INVEST IN ORGANIC GROWTH OPPORTUNITIES RETURN AT LEAST 40% OF FREE CASH FLOW TO SHAREHOLDERS OPPORTUNISTIC M&A TO DRIVE LONG-TERM PROFITABLE GROWTH THROUGH DIVIDENDS AND SHARE REPURCHASES OUR GOAL IS TO MAINTAIN OUR STRONG BALANCE SHEET AND DISCIPLINED APPROACH TO CAPITAL ALLOCATION.

Q2’26 FINANCIAL OVERVIEW Q2’26 FINANCIAL RESULTS COMPARED TO Q2’25 Q2’26 Highlights: • Net sales reflected growth in most of our international markets, partially offset by continued softness in the U.S. • Compared to guidance, net sales upside was driven by better-than-expected wholesale net sales from our U.S., Europe-direct, and International Distributor businesses, partially offset by a decline in U.S. DTC B&M. • In second quarter 2026, the Company received a refund of approximately $78 million of the International Emergency Economic Powers Act (“IEEPA”) tariffs previously paid, including interest. Of this amount, $62 million was recognized in earnings, including a benefit of $60.0 million recognized in cost of sales and $2 million recognized as interest income, and $15 million was recognized as a reduction to inventory, which will benefit cost of sales as the associated inventory is sold in future periods. • Operating margin expansion primarily reflected gross margin expansion, driven by an approximate 980 basis point benefit from the recovery of IEEPA tariffs. • Exited the quarter with $624.6M of cash, cash equivalents and short-term investments, and no borrowings. • Inventory was down 6 percent y/y.

Q2’26 ACTUAL VS LAST YEAR Commentary on Q2’26 financial results vs last year: • Net sales reflected growth in most of our international markets, partially offset by lower U.S. net sales, primarily reflecting lower Spring ‘26 wholesale orders and, to a lesser extent, declines in our DTC B&M business. • Gross margin expansion reflected an approximate 980 basis point benefit from the recovery of IEEPA tariffs, partially offset by unfavorable channel profitability resulting from increased promotional activity within DTC B&M. • SG&A was up 2% y/y, primarily driven by higher DTC expenses, including store impairment charges and the impact of new stores, partially offset by lower enterprise technology expenses resulting from prior-year actions taken as part of our Profit Improvement Program.

Q2’26 REGIONAL NET SALES PERFORMANCE Commentary below is based on constant currency-performance. U.S. • Wholesale: down HSD%, primarily reflecting the impact of lower Spring ‘26 orders • DTC: down slightly (DTC B&M down LSD%, DTC.com up LSD%), including the impact of store closures and softer traffic, partially offset by slight growth in DTC e-commerce • The Company had 169 stores (147 outlets, 22 branded) exiting Q2’26 vs. 171 stores (152 outlets, 19 branded) exiting Q2’25 LAAP • Japan: up LSD% (up LDD% c.c.), reflecting a shift in timing of wholesale shipments into Q2’26 and healthy demand for summer season footwear in DTC • China: up LDD% (up MSD% c.c.), reflecting healthy DTC growth, driven by strong DTC.com performance, partially offset by softness in DTC B&M amid a weakening macroeconomic environment • Korea: up MSD% (up LDD% c.c.), led by wholesale sales, reflecting value-driven demand amid a weakening macroeconomic environment • LAAP distributor: up mid 20%, reflecting healthy orderbook growth and a shift in timing of shipments into Q2’26 EMEA • Europe-direct: up mid teens (up LDD% c.c.), reflecting growth in wholesale and resilient DTC B&M outlet performance despite traffic challenges • EMEA distributor: up MSD%, reflecting healthy orderbook growth which more than offset a shift in timing of shipments out of Q2’26 Canada • down HSD% (down HSD% c.c.), driven by unfavorable shifts in timing of wholesale shipments and, to a lesser extent, lower Spring ‘26 orders, partially offset by growth in DTC Q2’26 NET SALES VS. Q2’25 CANADA -7% (-9% c.c.) $25M U.S. -4% (-4% c.c.) $320M EMEA +10% (+8% c.c.) $143M LAAP +12% (+13% c.c.) $126M

Q2'26 NET SALES OVERVIEW

Q2'26 NET SALES VS. Q2'25

CATEGORY PERFORMANCE

APPAREL, ACCESSORIES & EQUIPMENT:

+1% (+1% c.c.)
$497M

FOOTWEAR:

+5% (+5% c.c.)
$117M

- Columbia brand footwear growth was partially offset by a decline in SOREL

BRAND PERFORMANCE

Columbia

+1% (+1% c.c.)
$556M

SOREL

-14% (-14% c.c.)
$16M

prAna

+14% (+14% c.c.)
$23M

MOUNTAIN HARDWEAR

+6% (+6% c.c.)
$19M

- Columbia reflected growth in most of our international markets, partially offset by a decline in the U.S.
- prAna growth reflected prior year unfavorable timing of wholesale shipments and, to a lesser extent, growth in DTC e-commerce aided by the execution of marketplace strategies
- SOREL decline primarily reflected a shift in timing of wholesale shipments out of Q2'26

CHANNEL PERFORMANCE

WHOLESALE:

0% (0% c.c.)
$318M

DTC:

+3% (+3% c.c.)
$296M

- Wholesale reflected growth in most of our international markets, offset by lower U.S. Spring '26 orders
- DTC B&M 0%, DTC.com +9%

Q2’26 GROSS MARGIN BRIDGE TAILWINDS • Tariff Refund: reflecting an approximate 980 basis point benefit from the recovery of IEEPA tariffs HEADWINDS • Channel Profitability: reflecting increased promotional activity within DTC B&M Q2’26 GROSS MARGIN EXPANDED 920 BPS Y/Y TO 58.3%

Q2’26 SG&A BRIDGE VS LAST YEAR * Excludes Retail; ** Excludes Advertising Q2’26 SG&A INCREASED $6.6 MILLION, OR 2% Q2’26 SG&A WAS 54.1% OF NET SALES COMPARED TO 53.8% IN Q2’25 PRIMARY SG&A EXPENSE INCREASES • Omni-Channel: reflecting higher DTC B&M expenses related to store impairment charges as well as the impact of new stores globally PRIMARY SG&A EXPENSE DECREASES • Enterprise Technology: reflecting lower personnel expenses resulting from prior-year actions taken as part of our Profit Improvement Program

BALANCE SHEET OVERVIEW Cash, cash equivalents and short-term investments totaled $624.6M, compared to $579.0M as of June 30, 2025. $625M -6% BALANCE SHEET AS OF JUNE 30, 2026 INVENTORY CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS Inventories -6% y/y to $874.8M. Older season inventories represent a manageable portion of our total inventory.

CAPITAL OVERVIEW $37M Net cash flow provided by operating activities was $37.5M, compared to net cash flow used in operating activities of $62.9M for the same period in 2025. Capital expenditures totaled $25.8M, compared to $30.0M for the same period in 2025. $150M In first quarter 2026, the Company repurchased 2,498,685 shares of common stock for an aggregate of $150.0M (based on trade date), for an average price per share of $60.03. The Company did not repurchase shares during second quarter 2026. YTD SHARE REPURCHASES YTD CAPITAL EXPENDITURES YTD NET CASH FLOW PROVIDED BY (USED IN) OPERATIONS $0.30 Quarterly dividend ($0.30 per share) – payable on September 3, 2026 to shareholders of record on August 20, 2026. DECLARED DIVIDENDS $26M

2026 FINANCIAL OUTLOOKS

The Company's 2026 Financial Outlooks are forward-looking in nature, and the following forward-looking statements reflect our expectations as of July 30, 2026 and are subject to significant risks and business uncertainties, including those factors described under "Forward-Looking Statements" elsewhere in this presentation. These risks and uncertainties limit our ability to accurately forecast results.

Key Macroeconomic and Geopolitical Assumptions Underlying our 2026 Financial Outlooks:

U.S. Tariffs

- The Company's financial outlook assumes current U.S. tariff rates continue through the end of 2026.

- The Company's financial outlook includes the impact of U.S. IEEPA tariff refunds recorded in the second quarter. In the second quarter, we recognized $60 million in operating profit, primarily as a reduction to Cost of Sales, and $2 million of interest income related to tariff refunds, increasing our projected full year EPS by approximately $0.93. We recorded an additional $15 million as a reduction to inventory which will benefit cost of sales as the associated inventory is sold in future periods. We expect this tailwind to second half Gross Margin to be largely offset by anticipated accommodations to our factory partners that have navigated this period of uncertainty with us.

Macroeconomic Headwinds and Supply Chain Disruptions

- The Company's second half financial outlook has incrementally moderated based on inflationary pressures impacting consumer demand in addition to supply chain disruptions leading to later receipt of Fall '26 inventory and potentially limiting our ability to fulfill wholesale orders and DTC demand.

	2026 Financial Outlook	Outlook Compared to 2025
Net sales	**$3.43B to $3.50B** (Unchanged)	**+1.0% to +3.0%**
Gross margin	**52.1% to 52.3%** (Prior: 50.3% to 50.5%)	**+160 bps to +180 bps** (Prior: -20 bps to Flat)
SG&A percent of net sales	**43.6% to 44.2%** (Unchanged)	**-60 bps to Flat**
Operating margin	**8.5% to 9.3%** (Prior: 6.7% to 7.5%)	**+240 bps to +320 bps** (Prior: +60 bps to +140 bps)
Effective income tax rate	**~25.0%** (Prior: 24.0% to 25.0%)	**22.8%**
Diluted EPS	**$4.45 to $4.90** (Prior: $3.55 to $4.00)	**+37% to +51%** (Prior: +10% to +24%)

2026 FINANCIAL OUTLOOK ASSUMPTIONS Net sales Anticipated net sales growth primarily reflects: • Growth from all brands • International growth led by Europe Direct, China and International Distributors, partially offset by a modest decline in the U.S. • Growth in DTC and wholesale - DTC growing faster than wholesale • Footwear growth faster than apparel • Foreign currency is expected to have a 30 to 50 bps (prior: 50 to 100 bps) favorable impact on full year reported net sales Gross margin Anticipated gross margin expansion primarily reflects: • An approximately 180 basis points benefit from IEEPA tariff refunds recognized in the second quarter • Targeted U.S. price increases for Spring ‘26 and Fall ’26 products • Slightly higher DTC promotional activity • Slight favorability in channel and regional sales mix shift SG&A expenses Anticipated SG&A expense growth includes: • Higher omni-channel spend, including increased DTC expenses from new stores and variable expenses from planned DTC sales growth; and • Higher incentive compensation expenses compared to reduced levels in 2025; partially offset by • Lower personnel expenses and professional fees in targeted business areas resulting from Profit Improvement Program actions taken in the prior year Demand creation as a percent of net sales is anticipated to be ~6.5% of net sales, compared to 6.5% of net sales in 2025. Share count and foreign currency • The diluted EPS range is based on estimated weighted average diluted shares outstanding of ~51.4M (prior: ~51.6M). • Foreign currency translation and transactional effects are expected to have an approximate $0.10 favorable impact on diluted EPS (unchanged). Cash flow • Operating cash flow is anticipated to be $290M to $310M (prior: $300M to $330M), reflecting IEEPA tariff refunds more than offset by earlier production of Spring ‘27 inventory. • Capital expenditures are planned to be between $65M to $75M (unchanged). Q3’26 outlook • Net sales of $929M to $943M, representing a range of -1.5% to Flat compared to Q3’25 - Decline in wholesale due to timing shifts of Fall ‘26 shipments from Q3 to Q4, partly offset by increased net sales in DTC.com and DTC B&M - Healthy international growth led by China and Europe Direct • Operating margin of 8.1% to 9.5% of net sales, compared to 7.1% for Q3’25, which included impairment charges of $29M • Operating margin includes SG&A expense deleverage driven by slight SG&A growth and gross margin contraction primarily resulting from the impact of anticipated accommodations to our factory partners, partially offset by the expected cost of sales benefit from IEEPA tariff refunds included in inventory • Effective tax rate of approximately 25% • Earnings per share is expected to be $1.15 to $1.35, compared to $0.95 for Q3’25

ACCELERATE GROWTH STRATEGY

ACCELERATE is a growth strategy intended to elevate the Columbia brand to attract younger and more active consumers. It is a multi-year effort centered around several consumer-centric shifts to our brand, product and marketplace strategies, as well as enhanced ways of working. Last year, the Columbia brand launched its new brand platform "Engineered for Whatever" through a global brand campaign, released certain new products designed with a younger, more active consumer in mind, and re-launched the U.S. Columbia.com website, with enhanced features and photography. The foundational shifts of the ACCELERATE Growth Strategy are starting to show tangible signs of traction with our target consumers.

Fuel Our Growth		Strengthen our Core
Deliver growth with new consumers *Bring new younger, active consumers into the brand*	**CONSUMER**	**Steward core consumer segments** *Continue to serve existing consumers with accessible outdoor essentials*
	BRAND **Elevate consumers' perception of the Columbia brand** *Refreshed creative strategy that brings Columbia's unique brand personality to life*	
Emphasize innovation and style	**PRODUCT** *Streamline assortment with fewer, more powerful collections with clear purpose*	**Deliver durable high-value products**
Create elevated omni-channel brand experiences	**MARKETPLACE** *Activate brand and product strategies by elevating the position of the Columbia brand in the U.S. marketplace*	**Maintain outlet and value-oriented wholesale distribution**
	MARKETING **Deliver integrated full-funnel marketing** *Higher and more efficient demand creation spending, with more creative and immersive ways to experience the brand*

COLUMBIA BRAND STRATEGIC PILLARS 0 50 40 3 OWN THE TRAIL 0 1 DOMINATE WARM 0 2 POWER PFG 0 3 0 4 FUEL OUTDOOR LIFESTYLE ACCELERATE FOOTWEAR 0 5 As the ACCELERATE Growth Strategy evolves, the Columbia brand is sharpening its focus on 5 strategic pillars. These pillars are nested in the original shifts of the ACCELERATE Growth Strategy, leveraging our authenticity and heritage in outdoor performance and lifestyle.

A P P E N D I X

Q2’26 CONSTANT-CURRENCY RECONCILIATION

SIX MONTHS FREE CASH FLOW RECONCILIATION